Net Other Operating Income	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Net Other Operating Income	Net Other Operating Income
Net other operating income includes the following:

Year ended Dec. 31	2020	2019	2018
Coal supply agreement	29	—	—
Alberta Off-Coal Agreement	(40)	(40)	(40)
Insurance recoveries	—	(10)	(7)
Other expenses	—	1	—
Net other operating income	(11)	(49)	(47)

A.Onerous Contract Provision for Coal Supply Agreement
During the fourth quarter of 2020, an onerous contract provision of $29 million was recognized as a result of a decision to accelerate our plans to eliminate coal as a fuel source by the end of 2021 at the Sheerness facility. The last coal shipment is expected to be received during the first quarter of 2021, while payments required under the contract will continue until 2025.

B. Alberta Off-Coal Agreement
The Corporation receives payments from the Government of Alberta for the cessation of coal-fired emissions from its interest in the Keephills 3, Genesee 3 and Sheerness coal-fired plants on or before Dec. 31, 2030. The swap of ownership interests in Keephills 3 and Genesee 3 did not impact the payments received. Refer to Note 4(R) for further details.

Under the terms of the OCA, the Corporation receives annual cash payments on or before July 31 of approximately $40 million ($37 million, net to the Corporation), which commenced Jan. 1, 2017, and will terminate at the end of 2030. The Corporation recognizes the off-coal payments evenly throughout the year. Receipt of the payments is subject to certain terms and conditions. The OCA’s main condition is the cessation of all coal-fired emissions on or before Dec. 31, 2030. The affected plants are not, however, precluded from generating electricity at any time by any method, other than generation resulting in coal-fired emissions after Dec. 31, 2030. In July 2018, the Corporation obtained financing against the OCA payments. Refer to Note 4(X) and 24 for further details.

C. Insurance Recoveries
There were no insurance recoveries in 2020.

During 2019, the Corporation received $10 million in insurance recoveries, which related to insurance proceeds for tower fires at Wyoming and Summerview.
During 2018, the Corporation received $7 million in insurance recoveries, of which $6 million related to insurance proceeds for the tower fire at Wyoming and a $1 million claim related to equipment repairs within Alberta Thermal.